                          Van Kampen American Capital

                                 GLOBAL MANAGED
                                  ASSETS FUND


                                 ANNUAL REPORT
                               DECEMBER 31, 1997










          ---- A Wealth of Knowledge . A Knowledge of Wealth/sm/ ----
                          VAN KAMPEN AMERICAN CAPITAL

                               Table of Contents

Letter to Shareholders.....................................................    1
Performance Results........................................................    4
Performance in Perspective.................................................    5
Portfolio Management Review................................................    6
Portfolio Highlights.......................................................    9
Portfolio of Investments...................................................   10
Statement of Assets and Liabilities........................................   25
Statement of Operations....................................................   26
Statement of Changes in Net Assets.........................................   27
Financial Highlights.......................................................   28
Notes to Financial Statements..............................................   31
Report of Independent Accountants..........................................   44

                            Letter to Shareholders


Dennis J. McDonnell and Don G. Powell


February 3, 1998


Dear Shareholder,

     The new year ushers in what promises to be an exciting and challenging time for investors. The Taxpayer Relief Act of 1997 passed by President Clinton in August creates many new opportunities for you and your family to take a more active role in achieving your long-term financial goals.

     Most Americans will benefit from the bill's $95 billion in tax cuts over five years. The so-called Kiddie Credit gives parents $400 in immediate tax relief for every child under age 17, and families will find it easier to save for their children's college expenses through the new Education IRA. The bill also cuts capital gains tax rates for the first time in over a decade, and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature of all is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.

     This year more than ever, it could be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

Economic Overview

     After years of breakneck growth and rapid expansion of credit, Asia experienced a severe economic setback during the reporting period. The region's problems first became evident in July, when Thailand responded to a growing trade deficit by allowing its currency to float freely in international markets. The Thai government's move set in motion a chain reaction of devaluations which ultimately severed much of the region's traditional currency link to the U.S. dollar. At the height of the crisis in October, the Hong Kong dollar, pegged to the American dollar since 1983, also came under attack from speculators.

     While Chinese officials defended the currency and retained the U.S. dollar peg, Asia's turmoil was far from finished. The crisis next spread to South Korea, where that country's ailing financial sector required a massive infusion of liquidity from the International Monetary Fund to stave off widespread bankruptcies.

     Compared to Asia, economic conditions in Europe and the United States were healthy and tranquil. Europe continues to enjoy solid economic growth with low inflation. The relatively tight fiscal policies required to accomplish a move to a single currency, however, have left Europe's unemployment rate in double digits.

     In the United States, economic growth remains strong, unemployment is low, consumers are optimistic, the budget is headed for surplus this year, and our nation's currency is rising around the world. Despite the strength in the U.S. economy, there was no indication of troublesome inflation.

                                                           Continued on page two

In fact, the producer price index fell by 1.2 percent during the year, the largest annual decline in wholesale prices since 1986. Inflation at the consumer level was also virtually nonexistent, with the consumer price index rising by only 1.7 percent during 1997. A strong dollar and significant productivity gains helped offset the inflationary pressures caused by rising wages.

Market Review

     After gliding through a strong and mostly uneventful first half of 1997, global equity markets experienced a sharp increase in volatility during the later stages of the year. In particular, the currency crisis that roiled most Southeast Asian economies spilled over into the region's equity markets, creating an avalanche of selling that unnerved markets in Europe, Latin America, and the United States as well.

     Despite the shifting global economic conditions, U.S. stocks continued to post solid returns. For the year, the Wilshire 5000 Index, which measures the performance of all publicly traded U.S. companies, gained 29.17 percent. But while the general upward trend in U.S. stocks continued, volatility also picked up. Between early August and late October, the Dow Jones Industrial Average fell by 16 percent before rebounding sharply to close the reporting period near record-high territory.

     In Europe, falling interest rates, low inflation, and improving corporate profitability provided a strong underpinning to the region's equity markets. In local currency terms, every European market gained at least 13 percent, led by the 79 percent gain in Portugal and the nearly 51 percent rise in Switzerland. However, the strong U.S. dollar offset a significant portion of those gains for American investors.

     In Asia, falling currencies exacerbated the impact of tumbling stock prices. For the year, the Dow Jones Asia/Pacific Index fell 29.13 percent in dollar terms. Equity markets in Indonesia, Malaysia, South Korea, Thailand, and the Philippines each finished 1997 with losses of more than 60 percent. The negative impact of the Asian crisis on prospects for world economic growth created a positive environment for global bonds. For the 12 months ended December 31, the Salomon Brothers World Government Bond Index gained 8.97 percent in local currency terms. However, the strong dollar undermined the results for U.S. investors, and the Index gained 0.23 percent in U.S. dollar terms during the same period.

     Bond markets were especially strong in European nations that are not participating in the planned European Monetary Union, as interest rates in non-EMU countries such as Sweden and the United Kingdom fell toward those in Germany and France. In the U.S., the yield on the Treasury's benchmark 30-year bond began the year at 6.64 percent and climbed to 7.17 percent in April amid fears of increasing inflation. When subsequent data showed the economy to be slowing, bond yields drifted gradually lower. By the end of the reporting period, the long-term Treasury bond yield had fallen to 5.92 percent, its lowest level in more than four years, and bond prices, which move in the opposite direction of bond yields, rose significantly.

Outlook

     We expect that the recent upheavals in Southeast Asia will have a mixed impact on the U.S. economy and financial markets. Sales of American goods overseas are likely to decline in coming months, and competition from relatively inexpensive imports could pinch profit margins. Overall, we believe that lower currency values in Asia will likely result in less inflation in the U.S. and a greater likelihood of stable or falling interest rates. Such a scenario usually benefits equity markets, and we believe that a portfolio of high-quality domestic stocks should continue to perform well. We

                                                         Continued on page three
also anticipate that stock selection will play a larger role in generating investment performance due to the uneven impact of the Asian crisis on individual companies and the broad-based nature of the advance in equity prices in recent years.

     Within Asia itself, we believe that the turbulence has yet to run its course. It is likely that Pacific Rim markets will continue to search for a bottom until investors arrive at meaningful projections for economic growth rates and corporate profits. As the reporting period ended, a clear vision of the new economic order in Asia remained elusive.

     We believe that European markets generally have the least amount to lose by the Asian shock. European exports to Asia are relatively modest, and the region continues to enjoy solid growth, declining budget deficits, and benign inflation.

     As we noted earlier, the Taxpayer Relief Act of 1997 provides attractive new vehicles through which investors can save for a variety of goals, including higher education and retirement. We encourage you to work with your financial adviser to consider how the tax changes can work to your benefit.

     Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.


Sincerely,


/s/ Don G. Powell                       /s/ Dennis J. McDonnell
Don G. Powell                           Dennis J. McDonnell
Chairman                                President
Van Kampen American Capital             Van Kampen American Capital
Asset Management, Inc.                  Asset Management, Inc.

          Performance Results for the Period Ended December 31, 1997

            VAN KAMPEN AMERICAN CAPITAL GLOBAL MANAGED ASSETS FUND

                                                 A Shares   B Shares   C Shares
Total Returns
One-year total return based on NAV1..........      8.94%      8.10%      8.09%
One-year total return/2/.....................      3.72%      4.28%      7.13%
Life-of-Fund average annual total return/2/..      7.52%      7.51%      8.12%
Commencement Date                              05/16/94   05/16/94   05/16/94

/1/ Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

/2/ Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

    See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. This performance was achieved during generally rising stock prices. Fund shares, when redeemed, may be worth more or less than their original cost.

    Investment in foreign securities involves certain risks including fluctuations in foreign exchange rates and possible political and economic developments.

    Market forecasts provided in this report may not necessarily come to pass.

                Putting Your Fund's Performance in Perspective

     As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

     . Illustrate the general market environment in which your investments are being managed

     . Reflect the impact of favorable market trends or difficult market conditions

     . Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

     For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Morgan Stanley Capital International World Index and the J.P. Morgan Global Traded Government Index over time. These indices are unmanaged statistical composites and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities they represent. Similarly, their performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

     GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

     Van Kampen American Capital Global Managed Assets Fund vs. Morgan Stanley Capital International World Index and J.P. Morgan Global Traded Government Index (May 16, 1994 through December 31, 1997)

                             [CHART APPEARS HERE]

                       VKAC Global           Morgan Stanley Capital           J.P. Morgan Global
                   Managed Assets Fund      International World Index      Traded Government Index

May 16, 1994              9,526                      10,000                         10,000
Jun 1994                  9,422                       9,966                         10,035
Dec 1994                  9,376                      10,021                         10,199
Jun 1995                 10,036                      10,843                         11,787
Dec 1995                 10,623                      11,895                         12,169
Jun 1996                 11,406                      12,639                         12,028
Dec 1996                 11,945                      13,290                         12,704
Jun 1997                 12,989                      15,224                         12,566
Dec 1997                 13,013                      15,172                         12,883

   Fund's Total Return
   1 Year Avg. Annual    = 3.72%
   3 Year Avg. Annual    = 9.74%
   Inception Avg. Annual = 7.52%


The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          Portfolio Management Review

            VAN KAMPEN AMERICAN CAPITAL GLOBAL MANAGED ASSETS FUND

We recently spoke with the management team of the Van Kampen American Capital Global Managed Assets Fund about the key events and economic forces that shaped the markets during the Fund's fiscal year. The Fund is comanaged by portfolio managers Barton M. Biggs, Francine J. Bovich, Madhav Dhar, and Ann D. Thivierge, Morgan Stanley Asset Management Inc. The following excerpts reflect their views on the Fund's performance during the 12-month period ended December 31, 1997.

Q HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 1997?

A Change and uncertainty have been major themes for the world's investors this past year. Some of the more significant developments include the currency crisis in Asia, Europe's progress toward economic cooperation and a common currency, continued economic weakness in Japan, and the relative strength of the U.S. dollar and the American economy.

     In Asia, investors reacted swiftly and harshly to plunging currency valuations in Hong Kong, Thailand, Malaysia, Indonesia, and South Korea. Waves of selling rocked these and other Asian markets, some of which toppled by as much as 70 percent during the fourth quarter. Concerns about the region's economic outlook were reflected in trading around the world.

     Japan continued to struggle economically. The combined effects of the Asian currency crisis and the continued instability of Japan's financial system seriously eroded investor confidence in these markets. The subsequent "flight to quality" helped to push yields on long-term Japanese government bonds below the 2 percent mark. As a result, economic growth continued to be very sluggish.

     Meanwhile, the U.S. economy kept rolling along--due in large part to low inflation, low unemployment, and steady-but-moderate growth--and the U.S. dollar remained strong versus most other major foreign currencies. The stock market averages, though particularly volatile in the fourth quarter, provided double-digit gains for the year; at the same time, the yield on 30-year U.S. Treasuries dipped well below the 6 percent mark at the end of the reporting period.

     Europe, moving toward the proposed European Monetary Union (EMU), saw a convergence of yields in bond markets throughout the region, many falling to historically low levels. Unemployment was persistently high, but inflation remained in check and economic growth was consistent.


Q    HOW DID YOU REACT TO THESE CONDITIONS IN MANAGING THE FUND?


A    The Fund's portfolio mix, which includes both stocks and bonds, was adjusted throughout the year in response to market conditions. By year end, we had an allocation within the fixed income portion of the portfolio, which represents 15.3 percent of long-term investments.

     We took advantage of interest-rate premiums that developed in the bond markets of certain European countries which will not be participating in the planned EMU, such as Sweden and the United Kingdom. Assets were shifted into these markets at the expense of less attractive markets, such as France, Belgium, and the Netherlands. We also increased our position in selected higher-yielding markets, such as Italy, which appear favorable in light of the trend toward convergence of interest rates in the EMU markets.

     We reduced our exposure to the Japanese market as interest rates hit historic lows, and we remain cautious. As the scenario in Japan and Asia unfolded, and the potential for widespread recession became more apparent, we shifted toward higher-quality government issues. Also, we added to our holdings in Australian bonds based on the likelihood that reduced Asian imports will restrain growth among Pacific Rim neighbors.

     Our equity holdings were selectively pared back during the fiscal year. Our exposure to Asian markets, for example, was reduced as conditions became more tenuous. In fact, we sidestepped much of the volatility in certain markets, having reduced our positions in Hong Kong and eliminated our position in Malaysia by September. We also had reduced our weighting significantly in the Japanese market.

     We still feel that the circumstances of the Asian currency crisis could trigger persistent "ripple effects" in other world stock markets, including the U.S. market, where profit growth projections may be a bit too optimistic--even without the potential effects of Asia's sell-off. As a result, we have reduced our allocation in the United States equities to 37 percent of long-term investments. While this kept us from participating more fully in the solid performance of the U.S. market throughout the year, we believe that it was a prudent course to follow in the current investment environment.

     We have increased our positions in selected European markets, including Italy, Spain, and the United Kingdom, where we see attractive stock valuations and good prospects for corporate profitability. For additional Fund portfolio highlights, please refer to page nine.


Q    HOW DID THE FUND PERFORM OVER THE REPORTING PERIOD?

A    The Fund achieved a total return of 8.94 percent1 (Class A shares at net asset value) for the 12-month period ended December 31, 1997. By comparison, the Morgan Stanley Capital International (MSCI) World Index produced a total return of 14.17 percent. The J.P. Morgan Global Traded Government Index achieved a total return of 1.40 percent. The MSCI World Index is an unmanaged index used as a benchmark for general equity funds. The J.P. Morgan Global Traded Government Index is an unmanaged index of major foreign and U.S. government bonds that are weighted by the total market value of each country's securities and reflect variations in currency value. Keep in mind that these indices are statistical composites and do not reflect any commissions that would be paid by an investor purchasing the securities they represent. Please refer to the chart on page four for additional Fund performance results.


Q    WHAT IS YOUR OUTLOOK FOR THE GLOBAL MARKETS?

A    We anticipate a heightened state of caution as market participants brace for volatility in early 1998. Market volatility has been increasing over the past 12 months in virtually all world markets, not just from region to region, but on a daily level within markets. In the near term, the divergence between the performance of Asian markets and dollar-bloc markets (primarily the United States and Europe) should remain substantial.

     The U.S. dollar appears quite strong as we move into 1998. We expect that the dollar will hold onto much of its recent gains and maintain its strength as compared to most major foreign currencies.

     We expect to see continued convergence of short-term interest rates in core European markets, as monetary and fiscal policies undertaken to comply with the EMU pact exert pressure on yields. We continue to favor the higher-yielding markets in countries which are not participating in the monetary union, especially considering the fact that these countries would see a significant increase in bond prices in the likely event that they eventually join the EMU coalition.

     Both Europe and the United States appear poised to continue on the path of low inflation and slow-to-moderate economic growth, conditions which are favorable for both the fixed income and equity markets in these regions. We will continue to monitor the situation in Asia and Japan, implementing a cautious, defensive approach for the portfolio as a whole in the months ahead.


/s/ Barton M. Biggs                     /s/ Francine J. Bovich

Barton M. Biggs                         Francine J. Bovich
Portfolio Manager                       Portfolio Manager
Morgan Stanley Asset Management Inc.    Morgan Stanley Asset Management Inc.


/s/ Madhav Dhar                         /s/ Ann D. Thivierge

Madhav Dhar                             Ann D. Thivierge
Portfolio Manager                       Portfolio Manager
Morgan Stanley Asset Management Inc.    Morgan Stanley Asset Management Inc.

                                               Please see footnotes on page four

--------------------------------------------------------------------------------
                             Portfolio Highlights
--------------------------------------------------------------------------------

            VAN KAMPEN AMERICAN CAPITAL GLOBAL MANAGED ASSETS FUND

--------------------------------------------------------------------------------
Top Ten Holdings as a Percentage of Long-Term Investments
--------------------------------------------------------------------------------

                                                                       As of                    As of
                                                                 December 31, 1997          June 30, 1997
U.S. Treasury Bond, 8.125%, 08/15/19............................         4.7%...............        4.5%
U.S. Treasury Note, 7.250%, 05/15/04............................         4.6%...............        4.1%
U.S. Treasury Note, 6.250%, 10/31/01............................         3.2%...............        1.8%
U.S. Treasury Note, 6.375%, 05/15/99............................         2.2%...............        2.8%
Latin American Discovery Fund, Inc..............................         1.4%...............        1.0%
Coca Cola Co....................................................         1.4%...............        1.3%
Microsoft Corp..................................................         1.3%...............        1.2%
Merck &Co., Inc.................................................         1.3%...............        1.1%
Wal-Mart Store, Inc.............................................         1.2%...............        1.0%
AT&T Corp.......................................................         1.1%...............        0.6%

-------------------------------------------------------------------------------
Asset Allocation as a Percentage of Total Investments
-------------------------------------------------------------------------------

     As of December 31, 1997
     [_] Common and preferred Stocks...................... 59.7%
     [_] U.S. Government Obligations...................... 10.8%    [PIE CHART APPEARS HERE]
     [_] Repurchase Agreements............................  9.7%
     [_] U.S. Government Agency Obligations............... 19.8%

     As of June 30, 1997
     [_] Common and preferred Stocks...................... 61.3%
     [_] U.S. Government Obligations......................  9.3%    [PIE CHART APPEARS HERE]
     [_] Repurchase Agreements............................  7.9%
     [_] U.S. Government Agency Obligations............... 21.5%

-------------------------------------------------------------------------------
Top Ten Countries as a Percentage of Long-Term Investments
-------------------------------------------------------------------------------

As of December 31, 1997                  As of June 30, 1997
United States..............  51.3%       United States......... 48.7%
United Kingdom.............   9.6%       Japan................. 13.2%
Japan......................   9.4%       United Kingdom........  7.2%
France.....................   5.5%       Germany...............  5.2%
Germany....................   5.1%       France................  5.0%
Italy......................   3.7%       Canada................  4.2%
Switzerland................   3.3%       Switzerland...........  3.5%
Canada.....................   2.9%       Italy.................  3.0%
Spain......................   2.4%       Spain.................  2.3%
Sweden.....................   2.3%       Sweden................  2.2%

--------------------------------------------------------------------------------
                           Portfolio of Investments
--------------------------------------------------------------------------------
                               December 31, 1997

------------------------------------------------------------------------------------------------------
Description                                                       Shares   Market Value
------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS AND EQUIVALENTS 59.0%
AUSTRALIA 0.0%
Broken Hill Proprietary Co., Ltd..................................   53      $    489
Coles Myer, Ltd...................................................  278         1,333
GIO Australia Holding.............................................   42           107
M.I.M. Holdings, Ltd..............................................   16            10
                                                                              -------
                                                                                1,939
                                                                              -------
AUSTRIA 0.7%
Austrian Airlines (a).............................................  100         2,130
Bank Austria, AG..................................................  200        10,133
Bank Austria, AG..................................................  132         6,531
Bank Austria, AG, Preferred Shares................................  132         5,873
Bank Austria, AG, Preferred Shares................................  100         4,750
Bau Holding, AG...................................................  100         6,254
Boehler-Uddeholm, AG..............................................  100         5,862
EA-Generali, AG...................................................  100        26,276
Flughafen Wien, AG................................................  100         3,974
Lenzing, AG (a)...................................................  100         5,930
Mayr-Melnhof Karton, AG (a).......................................  100         5,384
Oest Brau-Beteiligungs, AG........................................  100         4,996
Oest Elektrizitats, Class A.......................................  200        21,217
OMV, AG...........................................................  100        13,854
Radex-Heraklith, AG...............................................  100         3,444
Steyr-Daimler-Puch, AG............................................  100         2,684
VA Technologie, AG................................................  100        15,184
Wienerberger Baustoffindustrie, AG................................  100        19,198
                                                                              -------
                                                                              163,674
                                                                              -------
CANADA 2.0%
Abitibi Consolidated Inc. (a).....................................  200         2,792
Alcan Aluminum, Ltd...............................................  400        11,028
Avenor, Inc.......................................................  200         2,855
Bank of Montreal..................................................  400        17,732
Bank of Nova Scotia...............................................  400        18,852
Barrick Gold Corp.................................................  700        13,054
BCE, Inc..........................................................  800        26,675

                                               See Notes to Financial Statements

--------------------------------------------------------------------------------
                     Portfolio of Investments (Continued)
--------------------------------------------------------------------------------
                               December 31, 1997

------------------------------------------------------------------------------------------------------
Description                                                                      Shares   Market Value
------------------------------------------------------------------------------------------------------
CANADA (CONTINUED)
Bombardier, Inc., Class B.....................................................     600      $ 12,344
Cameco Corp...................................................................     100         3,247
Canadian Imperial Bank........................................................     700        21,847
Canadian Natural Resources (a)................................................     200         4,283
Canadian Occidental Petroleum.................................................     300         6,791
Canadian Pacific..............................................................     600        16,165
Cominco.......................................................................     200         3,058
Corel Corp. (a)...............................................................     200           322
Dofasco, Inc..................................................................     200         3,219
Echo Bay Mines................................................................     300           756
Gulf Canada Resource (a)......................................................     600         4,199
Imasco........................................................................     400        14,135
Imperial Oil..................................................................     300        19,313
Inco, Ltd.....................................................................     300         5,101
IPL Energy, Inc...............................................................     200         9,153
Loewen Group, Inc.............................................................     100         2,575
MacMillan Bloedel.............................................................     300         3,117
Magna International, Inc., Class A............................................     100         6,270
Moore Corp....................................................................     200         3,009
Newbridge Networks Corp. (a)..................................................     300        10,507
Noranda, Inc..................................................................     500         8,607
Norcen Energy Resources.......................................................     700         8,033
Northern Telecom..............................................................     400        35,590
Nova Corp.....................................................................   1,000         9,517
Petro.........................................................................     700         9,980
Placer Dome, Inc..............................................................     500         6,298
Potash Corporation of Saskatchewan, Inc.......................................     100         8,331
Power Corporation of Canada...................................................     200         7,166
Renaissance Energy  (a).......................................................     200         4,129
Rogers Communications, Inc., Class B  (a).....................................     300         1,448
Royal Bank of Canada..........................................................     600        31,741
Seagram Co., Ltd..............................................................     600        19,418
Talisman Energy, Inc.  (a)....................................................     300         9,184
Teck Corp., Class B...........................................................     200         3,016

                                               See Notes to Financial Statements

                               December 31, 1997

------------------------------------------------------------------------------------------------------
Description                                                                      Shares   Market Value
------------------------------------------------------------------------------------------------------
CANADA (CONTINUED)
TELUS Corp......................................................................    300      $  6,655
Thomson Corp....................................................................  1,000        27,466
TransCanada PipeLines...........................................................    600        13,393
Westcoast Energy, Inc...........................................................    300         6,928
Weston George...................................................................    100         8,537
                                                                                             --------
                                                                                              467,836
                                                                                             --------
FRANCE 3.8%
Accor, SA.......................................................................    100        18,593
Air Liquide.....................................................................    150        23,478
Alcatel Alsthom, SA.............................................................    300        38,132
AXA-UAP.........................................................................    650        50,296
Banque Nationale de Paris.......................................................    461        24,503
BIC.............................................................................    100         7,299
Carrefour, SA...................................................................    100        52,172
Casino-Guichard-Perrachon, SA...................................................    150         8,349
Compagnie de Saint Gobain.......................................................    204        28,981
Compagnie Financiere Paribas, SA................................................    225        19,552
Compagnie Generale des Eaux.....................................................    203        28,333
Compagnie Generale des Eaux (Warrants, expiring 05/01/02) (a)...................    200           136
Elf Aquitaine, SA...............................................................    600        69,785
France Telecom, SA (a)..........................................................  1,500        54,407
Groupe Danone...................................................................    200        35,723
Havas, SA.......................................................................    153        11,007
L'Oreal.........................................................................    150        58,694
Lafarge, SA.....................................................................    250        16,404
Legrand, SA.....................................................................     50         9,961
LVMH (Moet Hennessy Louis Vuitton) (a)..........................................    200        33,198
Michelin (CGDE), Class B........................................................    404        20,339
Peugeot Citroen.................................................................    150        18,917
Pinault-Printemps-Redoute, SA...................................................     50        26,676
Promodes........................................................................     50        20,744
Rhone-Poulenc, SA...............................................................    714        31,984
Sanofi, SA......................................................................    200        22,265
Schneider, SA...................................................................    300        16,290

                                               See Notes to Financial Statements

                               December 31,1997

-----------------------------------------------------------------------------------------------------
Description                                                                      Shares  Market Value
-----------------------------------------------------------------------------------------------------
FRANCE (CONTINUED)
SEFIMEG (Societe Francaise d'Investissements Immobiliers et de Gestion).........    100   $     4,985
Societe Generale................................................................    206        28,067
Suez Lyonnaise des Eaux.........................................................    296        32,755
Thomson CSF.....................................................................    300         9,456
Total, SA, Class B..............................................................    500        54,415
                                                                                          -----------
                                                                                              875,896
                                                                                          -----------
GERMANY 3.5%
AGIV, AG (a)....................................................................    100         1,890
Allianz, AG.....................................................................    400       103,616
BASF, AG........................................................................  1,000        35,437
Bayer Hypotheken Bank, AG.......................................................    450        21,963
Bayer Vereinsbank, AG...........................................................    300        19,628
Bayer, AG.......................................................................  1,200        44,826
Daimler-Benz, AG................................................................    800        56,122
Deutsche Bank, AG...............................................................    850        60,007
Deutsche Telekom, AG............................................................  3,400        63,976
Dresdner Bank, AG...............................................................    750        34,604
Hochtief, AG....................................................................    200         7,893
Linde, AG.......................................................................     50        30,518
Mannesmann, AG..................................................................     50        25,265
Merck KGaA......................................................................    250         8,130
Metro...........................................................................    150         5,378
Preussag, AG....................................................................     50        15,259
RWE, AG.........................................................................    550        29,503
RWE, AG, Preferred Shares.......................................................    400        16,899
SAP, AG.........................................................................    100        30,379
SAP, AG, Preferred Shares.......................................................     50        16,357
Schering, AG....................................................................    150        14,467
Siemens, AG.....................................................................    950        56,241
Thyssen, AG.....................................................................     50        10,701
Veba, AG........................................................................    750        51,071
Viag, AG........................................................................     50        26,932
Volkswagen, AG..................................................................     50        28,128
                                                                                          -----------
                                                                                              815,190
                                                                                          -----------

                                      13      See Notes to Financial Statements

                               December 31,1997

------------------------------------------------------------------------------
Description                                               Shares  Market Value
------------------------------------------------------------------------------
HONG KONG 0.0%
Hong Kong Land Holding..................................   1,264    $    2,427
                                                                    ----------

ITALY 2.6%
Assicurazioni Generali..................................   2,500        61,405
Banca Commerciale Italiana..............................   4,000        13,906
Banco Ambrosiano Veneto, SpA............................   1,000         3,827
Credito Italiano........................................   5,000        15,418
Edison, SpA.............................................   2,000        12,097
Ente Nazionale Idrocarburi, SpA.........................  21,000       119,067
Fiat, SpA...............................................   9,200        26,758
Fiat, Di Risp, SpA......................................   2,300         3,803
Fiat, Priv, SpA.........................................   2,400         3,663
Instituto Bancario San Paolo............................   2,500        23,884
Instituto Mobiliare Italiano............................   1,500        17,807
Instituto Nazionale delle Assicurazioni (INA)...........  10,000        20,266
Italcementi, SpA........................................   1,000         6,970
Italgas, SpA............................................   2,000         8,253
Mediaset, SpA...........................................   3,000        14,737
Mediobanca, SpA.........................................   1,000         7,852
Montedison, SpA (a).....................................  10,000         8,982
Olivetti & C., SpA (a)..................................   8,000         4,834
Parmalat Finanziara, SpA  (a)...........................   5,000         7,151
Pirelli, SpA............................................   5,000        13,369
Rinascente, SpA.........................................   1,000         7,462
Riunione Adriatica di Sicurta, SpA......................     750         7,356
Sirti, SpA..............................................   1,000         6,049
Telecom Italia Mob, SpA.................................  17,500        80,773
Telecom Italia Mob, Di Risp, SpA........................   2,500         7,109
Telecom Italia, SpA.....................................  12,500        79,847
Telecom Italia, Di Risp, SpA............................   2,906        12,813
                                                                    ----------
                                                                       595,458
                                                                    ----------

JAPAN 6.5%
Ajinomoto Co., Inc......................................   2,000        19,453
Aoyama Trading Co.......................................     100         1,784
Asahi Bank, Ltd. (a)....................................     900         3,653

                                      14      See Notes to Financial Statements

                               December 31,1997

--------------------------------------------------------------------------------
Description                                                 Shares  Market Value
--------------------------------------------------------------------------------
JAPAN (CONTINUED)

Asahi Chemical Industry Co..............................     5,800    $   19,634
Asahi Glass Co..........................................     2,800        13,296
Bank of Tokyo...........................................     2,200        30,329
Bridgestone Corp........................................     2,000        43,348
Dai Nippon Printing.....................................     2,800        52,539
Daiei, Inc. (a).........................................     1,000         4,136
Daiwa House Industries..................................     1,000         5,285
Daiwa Securities........................................       400         1,379
Denso Corp..............................................     1,000        17,998
Ebara Corp..............................................     1,000        10,569
Fanuc...................................................       600        22,700
Fuji Bank...............................................       600         2,426
Fuji Photo Film Co......................................     1,000        38,294
Fujitsu (a).............................................     3,000        32,167
Hitachi.................................................     2,800        19,943
Honda Motor Co..........................................     1,000        36,685
Japan Air Lines Co. (a).................................     3,000         8,157
Japan Energy Corp.......................................     2,000         1,884
Jusco Co................................................     1,000        14,092
Kajima Corp.............................................     2,000         5,039
Kansai Electric Power...................................     1,700        28,774
Kao Corp................................................     2,000        28,797
Kawasaki Steel Corp.....................................     1,000         1,363
Kirin Brewery Co........................................     2,800        20,372
Kubota Corp.............................................     5,800        15,281
Kumagai Gumi Co.........................................     1,000           544
Kyocera Corp............................................       400        18,136
Marubeni Corp...........................................     6,800        11,926
Marui Co................................................     1,000        15,547
Matsushita Electric Industries..........................     3,000        43,884
Mitsubishi Chemical.....................................     4,800         6,874
Mitsubishi Corp.........................................     2,000        15,777
Mitsubishi Electric Corp................................     3,800         9,720
Mitsubishi Estate.......................................       800         8,700

                                      15       See Notes to Financial Statements

                               December 31,1997

-------------------------------------------------------------------------------
Description                                                Shares  Market Value
-------------------------------------------------------------------------------
JAPAN (CONTINUED)
Mitsubishi Heavy Industries.............................    8,000   $    33,331
Mitsubishi Trust & Banking Corp.........................    1,000        10,033
Mitsui Trust & Banking Co...............................      800         1,550
Mitsukoshi..............................................    1,000         2,658
NEC Corp................................................    2,000        21,291
Nippon Express Co.......................................    2,800        13,939
Nippon Oil Co...........................................    4,000        10,324
Nippon Steel Corp.......................................    5,800         8,573
Nippon Telegraph & Telephone Corp.......................       15       128,667
Nissan Fire & Marine Insurance..........................      700         2,128
Nissan Motor Co.........................................    3,800        15,716
NKK Corp................................................    6,000         4,779
Nomura Securities.......................................    1,400        18,657
Odakyu Electric Railway.................................    5,000        21,598
Osaka Gas Co............................................    5,000        11,411
Sakura Bank.............................................    1,800         5,142
Sankyo Co...............................................    1,000        22,593
Sanyo Electric Co.......................................    4,000        10,416
Sega Enterprises........................................      200         3,615
Sekisui Chemical Co.....................................    1,000         5,078
Sekisui House...........................................    1,800        11,566
Sharp Corp..............................................    1,000         6,878
Shimizu Corp............................................    1,800         4,163
Shiseido Co.............................................    1,000        13,633
Softbank Corp...........................................      210         5,468
Sony Corp...............................................      600        53,305
Sumitomo Chemical.......................................    4,000         9,190
Sumitomo Corp...........................................    2,000        11,182
Sumitomo Metal Industries...............................    1,000         1,279
Sumitomo Metal Mining Co................................    1,000         3,293
Taisei Corp.............................................    4,800         7,867
Taisho Pharmacy Co......................................    1,000        25,504
Takeda Chemical Industries..............................    2,000        56,981
The Long-Term Credit Bank of Japan, Ltd.................    3,000         4,802

                                      16       See Notes to Financial Statements

--------------------------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
                               December 31,1997
================================================================================

Description                                                                      Shares  Market Value
-----------------------------------------------------------------------------------------------------
JAPAN (CONTINUED)
The Sanwa Bank, Ltd..........................................................     3,000    $   30,329
Tobu Railway Co..............................................................     1,800         5,625
Tokio Marine & Fire Insurance Co.............................................     2,800        31,738
Tokyo Electric Power.........................................................     2,000        36,456
Tokyo Gas Co.................................................................     5,800        13,148
Tokyu Corp...................................................................     2,000         7,720
Toray Industries, Inc........................................................     3,000        13,441
Tostem Corp..................................................................       500         5,361
Toto.........................................................................     1,000         6,387
Toyota Motor Corp............................................................     4,800       137,489
Yamanouchi Pharmaceutical Co.................................................     1,000        21,444
Yasuda Trust & Banking (a)...................................................       700           697
                                                                                            ---------
                                                                                            1,506,930
                                                                                            ---------

NETHERLANDS 1.1%
ABN Amro Holdings, NV........................................................     1,235        24,059
Ahold Koninklijke, NV........................................................       309         8,061
Akzo Nobel, NV...............................................................       100        17,242
Elsevier, NV.................................................................       600         9,706
ING Groep, NV................................................................       645        27,166
KLM Royal Dutch Air Lines, NV................................................       101         3,736
Koninklijke KNP BT, NV.......................................................       100         2,303
Koninklijke PTT Nederland, NV (ADR)..........................................       416        17,357
Philips Electronics, NV......................................................       300        17,991
Royal Dutch Petroleum Co.....................................................     1,600        87,826
Unilever, NV.................................................................       400        24,659
Wolters Kluwer, NV...........................................................       101        13,045
                                                                                            ---------
                                                                                              253,151
                                                                                            ---------

NORWAY 0.4%
Aker RGI ASA, Series A.......................................................       200         3,601
Bergesen d.y. ASA, Series A..................................................       100         2,356
Bergesen d.y. ASA, Series B Non Voting.......................................       100         2,329
Christiania Bank.............................................................     1,600         6,456
Dyno Industrier ASA..........................................................       100         1,923
Elkem ASA....................................................................       100         1,327

                                      17       See Notes to Financial Statements

--------------------------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
                               December 31,1997
================================================================================

Description                                                                      Shares  Market Value
-----------------------------------------------------------------------------------------------------
NORWAY (CONTINUED)
Hafslund ASA, Series A.......................................................       200      $  1,218
Kvaerner ASA, Series A.......................................................       100         5,091
Leif Hoegh & Co..............................................................       100         2,031
NCL Holdings ASA  (a)........................................................       555         1,984
Norsk Hydro ASA..............................................................       600        29,205
Norske Skogindustrier ASA....................................................       100         2,897
Orkla ASA....................................................................       100         8,597
Petroleum Geo-Services (a)...................................................       100         6,296
Storebrand ASA (a)...........................................................       800         5,632
                                                                                             --------
                                                                                               80,943
                                                                                             --------

PORTUGAL 0.9%
Banco Comercial Portugues....................................................     1,000        20,451
Banco Espirito Santo e Comercial.............................................       600        17,855
Banco Totta & Acores.........................................................       300         5,891
BPI-SGPS, SA.................................................................       500        12,157
Cimpor-Cimentos de Portugal..................................................       500        13,105
Corticeira Amorim, SA........................................................       100         1,195
Elec De Portugal (a).........................................................     2,300        43,551
Jeronimo Martins.............................................................       200         6,346
Jeronimo Martins.............................................................       174           945
Jeronimo Martins, SPGS, SA...................................................       500        15,865
Portucel Industrial-Empresa Produtora de Celulose............................       600         3,661
Portugal Telecom, SA.........................................................     1,200        55,681
Soares Da Costa, SA (a)......................................................       100           695
Sonae Investimentos..........................................................       300        12,134
UNICER-Uniao Cervejeira, SA..................................................       300         4,238
                                                                                             --------
                                                                                              213,770
                                                                                             --------

SPAIN 1.7%
Argentaria, SA...............................................................       300        18,254
Autopistas Cesa..............................................................       630         8,457
BCO Bilbao Vizcaya...........................................................     1,800        58,247
BCO Central Hispan...........................................................       800        19,481
BCO Santander................................................................       900        30,069
Corporacion Financiera Alba, SA..............................................       100        10,535

                                      18       See Notes to Financial Statements

--------------------------------------------------------------------------------
                     PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
                               December 31,1997
================================================================================

Description                                                                      Shares  Market Value
-----------------------------------------------------------------------------------------------------
SPAIN (CONTINUED)
Corporacion Mapfre...........................................................       200      $  5,304
Empresa Nacional de Celulosas, SA............................................       100         1,362
Endesa, SA...................................................................     2,800        49,714
Fomento Construcciones y Contratas, SA.......................................       400        15,228
Gas Natural SDG, SA..........................................................       400        20,742
Iberdrola, SA................................................................     2,300        30,269
Inmobiliaria Metropolitana Vasco Central, SA.................................       105         4,735
Repsol, SA...................................................................       800        34,132
Tabacalera, SA, Class A......................................................       100         8,106
Telefonica De Espana.........................................................     2,300        65,671
Union Electrica Fenosa, SA...................................................       800         7,667
Viscofan Industria Navarra De Envolturas Celulosicas, SA.....................       100         2,511
                                                                                             --------
                                                                                              390,484
                                                                                             --------

SWEDEN 1.6%
ABB, AB, Class A.............................................................     2,000        23,678
AGA, AB, Class B.............................................................       600         7,935
Astra, AB, Class A...........................................................     3,733        64,646
Atlas Copco, AB, Class A.....................................................       500        14,925
Electrolux, AB, Class B......................................................       200        13,879
Ericsson Telefonaktiebolaget LM, Class B (a).................................     2,300        86,468
Granges, AB (a)..............................................................       100         1,568
Hennes & Mauritz, AB, Class B................................................       500        22,040
Securitas, AB, Class B.......................................................       200         6,045
Skandia Forsaekrings, AB.....................................................       300        14,150
Skandinaviska Enskilda Banken, Class A.......................................     1,400        17,721
Skanska, AB, Class B.........................................................       300        12,299
SKF, AB, Class B.............................................................       400         8,514
Stora Kopparbergs Bergslags Aktiebolag, Class A..............................       800        10,076
Svenska Cellulosa, AB, Class B...............................................       500        11,241
Svenska Handelsbkn, Class A (a)..............................................       500        17,286
Volvo, AB, Class B...........................................................     1,100        29,509
                                                                                             --------
                                                                                              361,980
                                                                                             --------

                                      19       See Notes to Financial Statements

--------------------------------------------------------------------------------
                     PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
                               December 31,1997
================================================================================

Description                                                                      Shares  Market Value
-----------------------------------------------------------------------------------------------------
SWITZERLAND 2.3%
Abb AG.......................................................................        10      $ 12,558
Alusuisse - Lonza Holding....................................................        10         9,602
Credit Suisse Group..........................................................       200        30,934
Holderbank Financiere Glarus AG..............................................        10         8,158
Nestle, AG...................................................................        50        74,904
Novartis (a).................................................................        80       129,756
Roche Holdings Bearer, AG....................................................         2        30,797
Roche Holdings Genusscheine, AG..............................................         8        79,414
SGS Holdings.................................................................         5         9,581
SMH, AG......................................................................        10         5,516
Sulzer, AG...................................................................        10         6,337
Swiss Bank Corp. (a).........................................................        90        27,963
Swiss Reinsurance............................................................        20        37,394
Union Bank of Switzerland....................................................        30        43,362
Zurich Versicherungs-Gesellschaft............................................        60        28,579
                                                                                             --------
                                                                                              534,855
                                                                                             --------

UNITED KINGDOM 6.7%
Abbey National...............................................................     1,700        30,603
Arjo Wiggins Apple...........................................................     1,525         4,058
B.A.T Industries.............................................................     4,450        40,580
Barclays.....................................................................     2,175        57,902
Bass.........................................................................     1,975        30,721
BG...........................................................................     5,536        24,915
BG, Class B (a)..............................................................     6,275         2,989
Blue Circle Industries.......................................................     4,175        23,418
BOC Group....................................................................     1,400        23,018
Boots Co.....................................................................     1,700        24,474
British Aerospace............................................................       575        16,386
British Airways..............................................................     1,525        14,027
British Petroleum............................................................     8,513       112,614
British Sky Broadcast........................................................     2,475        18,537
British Telecommunications...................................................     8,150        64,218
BTR..........................................................................     5,675        17,151
Cable & Wireless.............................................................     3,525        30,976

                                      20       See Notes to Financial Statements

--------------------------------------------------------------------------------
                     PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
                               December 31,1997
================================================================================

Description                                                                      Shares  Market Value
-----------------------------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
Centrica (a).................................................................     6,275      $  9,225
Commercial Union.............................................................     1,225        17,082
EMI Group....................................................................     1,260        10,513
General Electric.............................................................     3,975        25,757
Glaxo Wellcome...............................................................     4,450       106,091
Granada Group................................................................       825        12,602
Great Universal Stores.......................................................     1,350        17,007
Guinness.....................................................................     5,800        53,063
Hanson.......................................................................     1,050         4,685
HSBC Holdings (ADR)..........................................................     2,325        57,359
Imperial Chemical Industries.................................................     1,425        22,259
Kingfisher...................................................................     1,125        15,706
Ladbroke Group...............................................................     1,525         6,613
Land Securities..............................................................     1,225        19,517
Lloyds TSB Group.............................................................     6,725        87,489
Marks & Spencer..............................................................     3,700        36,591
MEPC.........................................................................     1,400        11,681
National Power...............................................................     2,000        19,710
P & O Finance (a)............................................................     1,250        14,218
Prudential Corp..............................................................     3,425        41,707
Redland......................................................................     2,000        11,235
Reed International...........................................................     2,925        27,865
Reuters Holdings.............................................................     2,475        27,034
Rio Tinto....................................................................     2,000        24,654
RMC Group....................................................................     1,050        14,866
Royal Bank Scot Group........................................................     1,150        14,661
Royal Sun Alliance...........................................................     2,000        20,137
Safeway......................................................................     1,225         6,901
Sainsbury J Finance..........................................................     2,275        19,169
Scottish Power...............................................................     2,000        17,673
Smithkline Beecham...........................................................     6,725        69,312
Tesco........................................................................     3,025        24,944
Thames Water.................................................................     1,400        20,845
Thorn........................................................................       857         2,224
Unilever.....................................................................     3,900        33,547

                                      21       See Notes to Financial Statements

---------------------------------------------------------------
                     Portfolio of Investments (Continued)
---------------------------------------------------------------
                               December 31, 1997

===============================================================
Description                               Shares   Market Value
---------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
Vodafone Group...........................  4,650    $   33,606
Zeneca Group.............................  1,400        49,590
                                                    ----------
                                                     1,543,725
UNITED STATES 25.0%......................           ----------
Abbott Laboratories, Inc. (b)............  1,500        98,344
Aluminum Company of America..............    500        35,188
American Express Co......................    900        80,325
American Home Products Corp..............  1,000        76,500
American International Group, Inc. (b)...  1,350       146,812
Amoco Corp...............................    900        76,612
AT&T Corp. (b)...........................  2,900       177,625
Banc One Corp............................  1,400        76,038
BankAmerica Corp.........................  1,040        75,920
BellSouth Corp...........................  2,000       112,625
Boeing Co................................    540        26,426
Bristol-Myers Squibb Co..................    880        83,270
Campbell Soup Co.........................  1,000        58,125
Caterpillar, Inc.........................    300        14,569
Chevron Corp. (b)........................  1,300       100,100
Chrysler Corp............................  1,100        38,706
Citicorp (b).............................  1,220       154,254
Coca-Cola Co. (b)........................  3,400       226,525
Columbia/HCA Healthcare Corp.............  1,300        38,513
Computer Associates International, Inc...  1,050        55,519
Consolidated Edison Co...................  1,800        73,800
CSX Corp.................................    500        27,000
Dow Chemical Co..........................    800        81,200
Du Pont (E. I.) de Nemours & Co..........  1,100        66,069
Duke Energy Corp.........................    600        33,225
Dun & Bradstreet Corp....................    500        15,469
Eastman Kodak Co.........................  1,400        85,137
Electronic Data Systems Corp.............    900        39,544
Enron Corp...............................    800        33,250
Exxon Corp...............................  1,800       110,137

                                               See Notes to Financial Statements

------------------------------------------------------------------
                     PORTFOLIO OF INVESTMENTS (CONTINUED)
------------------------------------------------------------------
                              December 31, 1997

==================================================================
Description                                   Shares  Market Value
------------------------------------------------------------------
UNITED STATES (CONTINUED)
Federal National Mortgage Association........  1,700      $ 97,006
First Union Corp.............................  1,800        92,250
General Electric Co. (b).....................  2,300       168,762
General Motors Corp..........................  1,600        97,000
General Reinsurance Corp. (a)................    500       106,000
Heinz (H. J.) & Co...........................  1,000        50,813
Hewlett-Packard Co...........................  1,500        93,750
Home Depot, Inc..............................  1,000        58,875
Intel Corp. (b)..............................  2,020       141,905
International Business Machines Corp.........  1,000       104,562
International Paper Co.......................    500        21,563
ITT Corp. (a)................................    200        16,575
JP Morgan & Co., Inc.........................    700        79,012
Kmart Corp. (a)..............................    200         2,313
Latin American Discovery Fund, Inc. (c)...... 12,800       229,600
Lilly (Eli) & Co. (a)........................  2,000       139,250
McDonald's Corp..............................    900        42,975
Merck & Co., Inc. (b)........................  1,930       205,062
Microsoft Corp. (a) (b)......................  1,630       210,677
Minnesota Mining & Manufacturing Co..........    700        57,444
Mobil Corp...................................    700        50,531
Morgan Stanley Asia Pacific Fund, Inc. (c)...  6,200        46,113
Motorola, Inc................................  1,200        68,475
Norfolk Southern Corp........................  1,500        46,219
Oracle Systems Corp. (a).....................  1,950        43,509
Pfizer, Inc..................................  1,240        92,457
PG&E Corp. (b)...............................  1,100        33,481
Philip Morris Cos., Inc......................  1,120        50,750
PPG Industries, Inc..........................    500        28,563
Procter & Gamble Co..........................  1,600       127,700
Raytheon Co., Class A........................    102         5,030
Sara Lee Corp................................  1,200        67,575
SBC Communications, Inc......................    900        65,925
Sears, Roebuck & Co..........................  1,400        63,350

                                       23     See Notes to Financial Statements

--------------------------------------------------------------------------------
                     Portfolio of Investments (Continued)
--------------------------------------------------------------------------------
                               December 31, 1997

=========================================================================================================
Description                                                                          Shares  Market Value
---------------------------------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
Southern Co.........................................................................  2,300  $     59,513
Texas Utilities Co..................................................................    600        24,938
Time Warner, Inc....................................................................  1,100        68,200
Travelers Group, Inc................................................................  1,800        96,975
Wal-Mart Stores, Inc. (b)...........................................................  5,000       197,187
Walt Disney Co. (b).................................................................  1,400       138,687
Waste Management, Inc...............................................................  1,000        27,500
Weyerhaeuser Co.....................................................................    400        19,625
                                                                                             ------------
                                                                                                5,754,524
                                                                                             ------------
  TOTAL COMMON AND PREFERRED STOCKS AND EQUIVALENTS 59.0%...........................           13,562,782
                                                                                             ------------
U. S. GOVERNMENT OBLIGATIONS 10.7%
U. S. Treasury Bond ($600,000 par, 8.125% coupon, 08/15/19 maturity)................              750,750
U. S. Treasury Note ($500,000 par, 6.250% coupon, 10/31/01 maturity)................              508,515
U. S. Treasury Note ($350,000 par, 6.375% coupon, 05/15/99 maturity)................              353,227
U. S. Treasury Note ($690,000 par, 7.250% coupon, 05/15/04 maturity)................              744,662
U. S. Treasury Note ($100,000 par, 3.625% coupon, 07/15/02 maturity)................               99,500
                                                                                             ------------
  TOTAL U. S. GOVERNMENT OBLIGATIONS 10.7%..........................................            2,456,654
                                                                                             ------------
TOTAL LONG-TERM INVESTMENTS 69.7% (Cost $14,054,267)................................           16,019,436
                                                                                             ------------
SHORT-TERM INVESTMENTS 29.1%
REPURCHASE AGREEMENT 9.6%
State Street Bank & Trust Co. ($2,203,000 par collateralized by U.S.
Government Obligations in a pooled cash account, dated 12/31/97,
to be sold on 01/02/98 at $2,203,611) (b)...........................................            2,203,000

U.S. GOVERNMENT AGENCY OBLIGATIONS 19.5%
Federal Farm Credit Bank Consolidated Discount Note ($4,500,000 par,
5.621% coupon, 01/21/98 maturity) (b)...............................................            4,486,050
                                                                                             ------------
TOTAL SHORT-TERM INVESTMENTS 29.1% (Cost $6,689,050)................................            6,689,050
                                                                                             ------------
TOTAL INVESTMENTS 98.8% (Cost $20,743,317)..........................................           22,708,486
FOREIGN CURRENCY 0.5% (Various Denominations, Cost $130,608)........................              127,067
OTHER ASSETS IN EXCESS OF LIABILITIES 0.7%..........................................              158,341
                                                                                             ------------
NET ASSETS 100.0%...................................................................         $ 22,993,894
                                                                                             ============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) Assets segregated as collateral for open futures transactions and forward commitments.

(c) Related party transactions. See Footnote 2.

ADR - American Depository Receipt

                                               See Notes to Financial Statements


                              Statement of Assets and Liabilities

                                       December 31, 1997
================================================================================================
Assets:
Total Investments (Cost $20,743,317).............................................    $22,708,486
Foreign Currency at Market Value (Cost $130,608).................................        127,067
Cash.............................................................................            952
Deposit on Variation Margin......................................................        125,000
Receivables:
  Variation Margin on Futures....................................................        134,344
  Interest.......................................................................         32,190
  Dividends......................................................................         24,516
  Fund Shares Sold...............................................................         24,396
  Investments Sold...............................................................          5,892
Forward Commitments and Foreign Currency Contracts...............................        115,534
Unamortized Organizational Costs.................................................          4,328
Other............................................................................            956
                                                                                     -----------
     Total Assets................................................................     23,303,661
                                                                                     -----------
Liabilities:
Payables:
  Fund Shares Repurchased........................................................        161,037
  Distributor and Affiliates.....................................................         19,976
  Investment Advisory Fee........................................................         19,180
  Investments Purchased..........................................................          4,166
Accrued Expenses.................................................................         85,751
Trustees' Deferred Compensation and Retirement Plans.............................         19,657
                                                                                     -----------
     Total Liabilities...........................................................        309,767
                                                                                     -----------
Net Assets.......................................................................    $22,993,894
                                                                                     -----------
Net Assets Consist of:
Capital..........................................................................    $21,107,082
Net Unrealized Appreciation......................................................      2,108,124
Accumulated Net Realized Gain....................................................          7,907
Accumulated Net Investment Loss..................................................       (229,219)
                                                                                     -----------
Net Assets.......................................................................    $22,993,894
                                                                                     ===========
Maximum Offering Price Per Share:

  Class A Shares:
     Net asset value and redemption price per share (Based on net assets of $11,232,338 and 1,105,334 shares of beneficial interest issued
     and outstanding)............................................................          10.16
     Maximum sales charge (4.75%* of offering price).............................            .51
                                                                                     -----------
     Maximum offering price to public............................................    $     10.67
                                                                                     ===========
  Class B Shares:
     Net asset value and offering price per share (Based on net assets of $10,041,715 and 1,013,227 shares of beneficial interest issued
     and outstanding)............................................................    $      9.91
                                                                                     ===========
  Class C Shares:
     Net asset value and offering price per share (Based on net assets of
     $1,719,841 and 173,243 shares of beneficial interest issued and outstanding)    $      9.93
                                                                                     ===========
*On sales of $100,000 or more, the sales charge will be reduced.



                                      25       See Notes to Financial Statements





                            Statement of Operations

                                       For the Year Ended December 31, 1997
====================================================================================================
Investment Income:
Interest.............................................................................    $  448,841
Dividends (Net of foreign withholding taxes of $24,871)..............................       224,376
                                                                                         ----------
     Total Income....................................................................       673,217
                                                                                         ==========
Expenses:

Investment Advisory Fee..............................................................       225,799
Custody..............................................................................       188,853
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $26,058, $104,880 and $16,688, respectively)....................................       147,626
Shareholder Services.................................................................       133,536
Shareholder Reports..................................................................        61,420
Registration and Filing Fees.........................................................        57,286
Audit................................................................................        53,017
Trustees' Fees and Expenses..........................................................         8,814
Amortization of Organizational Costs.................................................         3,289
Legal................................................................................           580
Other................................................................................        40,075
                                                                                         ----------
     Total Expenses..................................................................       920,295
                                                                                         ----------
Net Investment Loss..................................................................    $ (247,078)
                                                                                         ==========
Realized and Unrealized Gain/Loss:

Realized Gain/Loss:

  Investments........................................................................    $2,251,618
  Futures............................................................................       332,649
  Forward Commitments................................................................       185,985
  Foreign Currency Transactions......................................................      (230,478)
                                                                                         ----------
Net Realized Gain....................................................................     2,539,774
                                                                                         ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period............................................................     2,579,885
  End of the Period:
     Investments.....................................................................     1,965,169
     Futures.........................................................................        34,343
     Forward Commitments.............................................................        56,021
     Forward Currency Contracts......................................................        56,747
  Foreign Currency Translation.......................................................        (4,156)
                                                                                         ----------
                                                                                          2,108,124
                                                                                         ----------
Net Unrealized Depreciation During the Period........................................      (471,761)
                                                                                         ----------
Net Realized and Unrealized Gain.....................................................    $2,068,013
                                                                                         ==========
Net Increase in Net Assets from Operations...........................................    $1,820,935
                                                                                         ==========

                                      26       See Notes to Financial Statements


                      Statement of Changes in Net Assets
                For the Years Ended December 31, 1997 and 1996
=========================================================================================================
                                                                           Year Ended          Year Ended
                                                                    December 31, 1997   December 31, 1996
---------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Loss............................................          $  (247,078)       $   (112,792)
Net Realized Gain..............................................            2,539,774           1,701,201
Net Unrealized Appreciation/Depreciation During the Period.....             (471,761)          1,005,068
                                                                         -----------        ------------
Change in Net Assets from Operations...........................            1,820,935           2,593,477
Distribution from Net Realized Gain*...........................           (2,665,787)         (1,608,530)
                                                                         -----------        ------------
Net Change in Net Assets from Investment
   Activities..................................................             (844,852)            984,947
                                                                         -----------        ------------
From Capital Transactions:
Proceeds from Shares Sold......................................            6,116,272           7,742,285
Net Asset Value of Shares Issued Through
Dividend Reinvestment..........................................            2,487,060           1,377,670
Cost of Shares Repurchased.....................................           (4,866,248)        (15,458,267)
                                                                         -----------        ------------
Net Change in Net Assets from Capital Transactions.............            3,737,084          (6,338,312)
                                                                         -----------        ------------
Total Increase/Decrease in Net Assets..........................            2,892,232          (5,353,365)

Net Assets:
Beginning of the Period........................................           20,101,662          25,455,027
                                                                         -----------        ------------
End of the Period (Including accumulated net investment
  loss of $229,219 and $7,148, respectively)...................          $22,993,894         $20,101,662
                                                                         ===========         ===========


                                                                           Year Ended          Year Ended
*Distributions by Class                                             December 31, 1997   December 31, 1996
---------------------------------------------------------------------------------------------------------
Distributions from Net Realized Gain:
Class A Shares.................................................         $ (1,273,008)       $   (713,178)
Class B Shares.................................................           (1,192,389)           (762,464)
Class C Shares.................................................             (200,390)           (132,888)
                                                                        ------------        ------------
                                                                        $ (2,665,787)       $ (1,608,530)
                                                                        ============        ============

                                      27       See Notes to Financial Statements

--------------------------------------------------------------------------------
                             Financial Highlights
--------------------------------------------------------------------------------

The following schedule presents financial highlights for one share of the fund outstanding throughout the periods indicated.

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    May 16, 1994
                                                                                                                    (Commencement
                                                                                       Year Ended                   of Investment
                                                                                       December 31,                 Operations) to
                                                                         --------------------------------------
Class A Shares                                                             1997        1996 (c)          1995     December 31, 1994
====================================================================================================================================
Net Asset Value,

   Beginning of the Period.............................................. $ 10.530      $ 10.15          $  9.19     $     9.44
                                                                         --------      -------          -------    -----------
   Net Investment Income/Loss...........................................   (0.088)         -0-              .08            .10
   Net Realized and Unrealized
    Gain/Loss...........................................................    1.014        1.242           1.1375         (.2475)
                                                                         --------      -------          -------    -----------
Total from Investment Operations........................................     .926        1.242           1.2175         (.1475)
                                                                         --------      -------          -------    -----------
Less:
   Distributions from and in Excess of Net
    Investment Income...................................................      -0-          -0-            .0775           .075
   Distributions from and in Excess of Net
    Realized Gain.......................................................    1.294         .862              .18          .0275
                                                                         --------      -------          -------    -----------
Total Distributions.....................................................    1.294         .862            .2575          .1025
                                                                         --------      -------          -------    -----------
Net Asset Value, End of the Period......................................   10.162      $10.530          $ 10.15     $     9.19
                                                                         ========      =======          =======     ==========

Total Return* (a).......................................................     8.94%       12.44%           13.30%         (1.57%)**
Aet Assets at End of the
   Period (In millions).................................................     11.2      $   8.5          $  15.5     $     11.5
Ratio of Expenses to Average Net Assets*................................   $ 3.66%        2.87%            2.79%          2.75%
Ratio of Net Investment Income/Loss to
   Average Net Assets*..................................................     (.67%)        .00%             .81%          1.54%
Portfolio Turnover......................................................      231%          91%             135%            50%**
Average Commission Paid
  Per Equity Share Traded (b)...........................................   $.0606      $ .0214               --             --
*If certain expenses had not been assumed by VKAC, total
   return would  have been lower and the ratios would have
   been as follows:
Ratio of Expenses to Average Net Assets.................................      N/A         3.17%            3.68%          2.76%
Ratio of Net Investment Income/Loss to
 Average Net Assets.....................................................      N/A         (.30%)           (.07%)         1.53%

**  Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

(c) Based on average month-end shares outstanding.

N/A - Not Applicable.

                                               See Notes to Financial Statements

--------------------------------------------------------------------------------
                       FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

  The following schedule presents financial highlights for one share of the
              Fund outstanding throughout the periods indicated.
================================================================================

                                                                                                                    May 16, 1994
                                                                                                                   (Commencement
                                                                                          Year Ended               of Investment
                                                                                         December 31,             Operations) to
                                                                             --------------------------------
Class B Shares                                                                 1997       1996 (c)    1995      December 31, 1994
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period................................     $ 10.379    $ 10.10    $  9.17           $  9.44
                                                                             ---------   ---------  ---------         ---------
   Net Investment Income/Loss...........................................        (.146)     (.106)      (.01)              .01
   Net Realized and Unrealized Gain/Loss................................         .972      1.247     1.1375            (.2065)
                                                                             ---------   ---------  ---------         ---------
Total from Investment Operations........................................         .826      1.141     1.1275            (.1965)
                                                                             ---------   ---------  ---------         ---------
Less:
   Distributions from and in Excess
     of Net Investment Income...........................................          -0-        -0-      .0175              .046
   Distributions from and in Excess of Net Realized Gain................        1.294       .862        .18             .0275
                                                                             ---------   ---------  ---------         ---------
Total Distributions.....................................................        1.294       .862      .1975             .0735
                                                                             ---------   ---------  ---------         ---------
Net Asset Value, End of the Period......................................     $  9.911    $10.379    $ 10.10           $  9.17
                                                                             =========   =========  =========         =========
Total Return* (a).......................................................         8.10%     11.51%     12.31%            (2.09%)**
Net Assets at End of the Period (In millions)...........................     $   10.0    $   9.9    $   8.1           $   7.4
Ratio of Expenses to Average Net Assets*................................         4.42%      3.76%      3.73%             3.92%
Ratio of Net Investment Income/Loss to Average Net Assets*..............        (1.45%)    (1.01%)     (.09%)             .13%
Portfolio Turnover......................................................          231%        91%       135%               50%**
Average Commission Paid Per Equity Share Traded (b).....................     $  .0606    $ .0214         --                --
*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.................................            --      4.06%      4.61%             3.93%
Ratio of Net Investment Income/Loss to Average Net Assets...............            --     (1.30%)     (.97%)             .12%

** Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.
(c) Based on average month-end shares outstanding.

N/A - Not Applicable.


                                       29      See Notes to Financial Satements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.


                                                                                       May 16, 1994
                                                                                      (Commencement
                                                              Year Ended              of Investment
                                                            December 31,              Operations) to
                                                   -------------------------------
Class C Shares                                      1997      1996(c)    1995        December 31, 1994
------------------------------------------------------------------------------------------------------
Net Asset Value,
   Beginning of the Period....................     $10.395    $ 10.12    $  9.20           $     9.44
                                                   -------    -------    -------           ----------
 Net Investment Income/Loss...................      (0.139)     (.104)      (.02)                 .05
 Net Realized and Unrealized
   Gain/Loss..................................        .965      1.241     1.1375               (.2165)
                                                   -------    -------    -------           ----------
Total from Investment Operations..............        .826      1.137     1.1175               (.1665)
                                                   -------    -------    -------           ----------
Less:
 Distributions from and in Excess of Net
   Investment Income..........................         -0-        -0-      .0175                 .046
 Distributions from and in Excess of Net
   Realized Gain..............................       1.294       .862        .18                .0275
                                                   -------    -------    -------           ----------
Total Distributions...........................       1.294       .862      .1975                .0735
                                                   -------    -------    -------           ----------
Net Asset Value, End of the Period............     $ 9.927    $10.395    $ 10.12           $     9.20
                                                   =======    =======    =======           ==========
Total Return* (a).............................        8.09%     11.49%     12.16%               (1.77%)**
Net Assets at End of the Period
 (In millions)................................     $   1.7    $   1.7    $   1.9           $      1.3
Ratio of  Expenses to Average
 Net Assets*..................................        4.46%      3.78%      3.79%                3.36%
Ratio of Net Investment Income/Loss to
  Average Net Assets*.........................       (1.50%)     (.99%)     (.18%)                .80%
Portfolio Turnover............................         231%        91%       135%                  50%**
Average Commission Paid Per
  Equity Share Traded (b).....................     $ .0606    $ .0214         --                   --

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Operating Expenses to Average
Net Assets....................................         N/A       4.07%      4.67%                3.38%
Ratio of Net Investment Income/Loss to
Average Net Assets............................         N/A      (1.28%)    (1.06%)                .78%

**  Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.
(c) Based on average month-end shares outstanding.
N/A - Not Applicable.

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1997

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Global Managed Assets Fund (the "Fund") is organized as a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek total return through a managed balance of foreign and domestic equity and debt securities. The Fund commenced investment operations on May 16, 1994, with three classes of beneficial interest, Class A, Class B and Class C shares.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION-Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at their last quoted bid price. Fixed income securities are stated at value using market quotations. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

                               December 31 1997

C. INCOME AND EXPENSES-Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Accordingly, original issue discounts on debt securities purchased are amortized over the life of the security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FOREIGN CURRENCY TRANSLATION-Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Time. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

E. ORGANIZATIONAL COSTS-The Fund has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $15,000. These costs are being amortized on a straight line basis over the 60-month period ending May 15, 1999. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

F. FEDERAL INCOME TAXES-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     At December 31, 1997, for federal income tax purposes cost of long- and short-term investments, including foreign currencies, is $20,931,773, the aggregate gross unrealized appreciation is $2,498,182 and the aggregate gross unrealized depreciation is $594,402, resulting in net unrealized appreciation of $1,903,780.

     Net realized gains or losses may differ for financial purposes primarily as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year, wash sales, straddle loss deferrals and the mark to market of open futures contracts at December 31, 1997.

                               December 31, 1997

G. DISTRIBUTION OF INCOME AND GAINS-The Fund declares and pays dividends annually from net investment income and from net realized gains on securities, if any. Net investment income for federal income tax purposes includes gains and losses realized on certain transactions in foreign currencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and for federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified. As a result, permanent differences of $23,459 due to the characterization of income for tax purposes have been reclassified from accumulated net realized gain to accumulated net investment loss. In addition, permanent differences of $1,548 relating to certain expenses which are not deductible for tax purposes have been reclassified from accumulated net investment loss to capital.

     For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 1997. The Fund designated $1,326,884 as a 28% rate capital gain distribution and $0 as a 20% rate capital gain distribution. Shareholders were sent a 1997 Form 1099-DIV in January 1998 representing their proportionate share of the capital gain distribution to be reported on their income tax returns. For corporate shareholders 7.01% of the distributions qualify for the dividend received deductions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly. On March 31, 1997, the Adviser terminated its subadvisory agreement with John Govett & Co., Ltd. and with shareholder approval has changed the subadviser to Morgan Stanley Asset Management Inc. (the "Subadviser") effective April 1, 1997. The Subadviser provides advisory services to the Fund and the Adviser with respect to the Fund's investments in foreign securities. Investment advisory fees are calculated monthly, based on the average daily net assets of the Fund at the annual rate of 1.00%. The Adviser pays 50% of its investment advisory fee to the Subadviser.

     For the year ended December 31, 1997, the Fund recognized expenses of approximately $600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     For the year ended December 31, 1997, the Fund recognized expenses of approximately $21,500 representing VKAC's cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

     ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 1997, the Fund recognized

                               December 31, 1997

expenses of approximately $99,400, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

  Additionally, for the year ended December 31, 1997, the Fund reimbursed VKAC approximately $1,500 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies in certain expense categories resulting from the consolidation.

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

     During the period, the Fund owned shares of the following Morgan Stanley Funds which were managed by the Subadviser:

                                                                                      TRANSACTIONS
                                                                                    DURING THE PERIOD
                                                             % OF NET ASSETS       COST OF    PROCEEDS
                                                         AT DECEMBER 31, 1997     PURCHASES   OF SALES
-------------------------------------------------------------------------------------------------------
Latin America Discovery Fund, Inc.....................                 1.00%      $203,571    $     0
Morgan Stanley Asia Pacific Fund, Inc.................                 . 20%      $148,575    $67,970

     At December 31, 1997, VKAC owned 10,604, 53 and 53 shares of Classes A, B and C of the Fund, respectively.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                               December 31, 1997

     At December 31, 1997, capital aggregated $9,892,195, $9,614,733 and $1,600,154 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                             SHARES       VALUE
------------------------------------------------------------------
Sales:
  Class A................................    326,563   $ 3,557,326
  Class B................................    182,617     1,967,735
  Class C................................     54,786       591,211
                                             -------   -----------
Total Sales..............................    563,966   $ 6,116,272
                                             =======   ===========
Dividend Reinvestment:
  Class A................................    122,002   $ 1,233,093
  Class B................................    110,121     1,086,423
  Class C................................     16,955       167,544
                                             -------   -----------
Total Dividend Reinvestment..............    249,078   $ 2,487,060
                                             =======   ===========
Repurchases:
  Class A................................   (151,742)  $(1,673,088)
  Class B................................   (233,838)   (2,537,474)
  Class C................................    (60,449)     (655,686)
                                             -------   ===========
Total Repurchases........................   (446,029)  $(4,866,248)
                                             =======   ===========

                               December 31, 1997

     At December 31, 1996, capital aggregated $6,775,618, $9,098,727 and $1,497,201 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                             SHARES       VALUE
------------------------------------------------------------------
Sales:
  Class A...............................     343,389   $  3,674,083
  Class B...............................     319,565      3,371,501
  Class C...............................      66,272        696,701
                                           ---------   ------------
Total Sales.............................     729,226   $  7,742,285
                                           =========   ============
Dividend Reinvestment:
  Class A...............................      58,774   $    608,282
  Class B...............................      65,677        670,411
  Class C...............................       9,677         98,977
                                           ---------   ------------
Total Dividend Reinvestment.............     134,128   $  1,377,670
                                           =========   ============
Repurchases:
  Class A...............................  (1,122,082)  $(11,975,953)
  Class B...............................    (233,170)    (2,467,031)
  Class C...............................     (95,831)    (1,015,283)
                                           ---------   ------------
Total Repurchases.......................  (1,451,083)  $(15,458,267)
                                           ---------   ------------

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                 CONTINGENT DEFERRED
                                                     SALES CHARGE
                                                 --------------------
YEAR OF REDEMPTION                               CLASS B      CLASS C
---------------------------------------------------------------------
First........................................    4.00%          1.00%
Second.......................................    4.00%          None
Third........................................    3.00%          None
Fourth.......................................    2.50%          None
Fifth........................................    1.50%          None
Sixth and Thereafter.........................    None           None

                               December 31, 1997

     For the year ended December 31, 1997, VKAC, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $3,600 and CDSC on the redeemed shares of approximately $18,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and forward commitments, were $37,616,711 and $38,518,494, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the portfolio's effective yield, foreign currency exposure, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities.

     Summarized on the following pages are the specific types of derivative financial instruments used by the Fund.

FORWARD PURCHASE COMMITMENTS

The Fund trades certain securities under the terms of forward commitments, whereby the settlement occurs at a specific future date. Forward commitments are privately negotiated transactions between the Fund and dealers. While forward commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian. The commitments are marked to market on a daily basis with changes in value reflected as a component of unrealized appreciation or depreciation on forwards. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

                               December 31, 1997

     The following forward purchase commitments were outstanding as of December 31, 1997:

PAR AMOUNT
IN LOCAL
CURRENCY                                                                       UNREALIZED
(000)        DESCRIPTION                                  COUPON    MATURITY  APPRECIATION
------------------------------------------------------------------------------------------
             AUSTRALIA (Government of)
200-AUD      Settlement 01/21/98......................     9.000%   09/15/04       $ 1,702

             AUSTRALIA (Commonwealth)
200-AUD      Settlement 01/29/98......................     9.000    09/15/04         3,042

             CANADA (Government of)
120-CAD      Settlement 01/29/98......................     9.750    06/01/21         4,311

             DENMARK (Kingdom of)
1,400-DKK    Settlement 03/19/98......................     8.000    03/15/06         3,060

             GERMANY UNITY (Fed Republic of)
300-DEM      Settlement 01/23/98......................     8.000    01/21/02         2,376

             GERMANY (Treuhandanstalt)
800-DEM      Settlement 01/23/98......................     7.500    09/09/04         7,261
500-DEM      Settlement 02/03/98......................     7.000    11/25/99         2,901

             IRELAND (Republic of)
90-IEP       Settlement 03/06/98......................     8.000    08/18/06         5,451

             ITALY (Republic of)
600,000-ITL  Settlement 01/30/98......................     9.500    02/01/06        14,963

             JAPAN
40,000-JPY   Settlement 01/29/98......................     5.500    03/20/02         1,537
30,000-JPY   Settlement 01/29/98......................     3.400    06/20/05         3,749

             SWEDEN (Kingdom of)
3,100-SEK    Settlement 01/29/98......................     6.000    02/09/05         5,616

             UNITED KINGDOM
60-GBP       Settlement 01/23/98......................     8.000    06/07/21         2,738
225-GBP      Settlement 01/23/98......................     7.750    09/08/06            80
                                                                                 ---------
             Total Forward Purchase Commitments
                 (Cost $3,691,957)....................                           $  58,787
                                                                                 =========

CLOSED BUT UNSETTLED FORWARD COMMITMENTS

In certain situations, the Fund has entered into closing transactions for outstanding forward commitments prior to settlement of the obligation. In doing so, the Fund determines a gain or loss on the

                               December 31, 1997


transaction at the time the forward commitment is closed. However, settlement of both the purchase and sale is still scheduled to occur in the denominated foreign currency at a future date. The net foreign currency difference on the trade is marked to market daily and included as a component of unrealized appreciation/depreciation on forwards.

     The following closed but unsettled forward transactions were still outstanding as of December 31, 1997:

                                      Local Currency      US$ Net  Unrealized
                                   -------------------
Description/Currency               Receivable  Payable  (Payable)  Gain/(Loss)
------------------------------------------------------------------------------
GERMANY (TREUHANDANSTALT) - MARK
(400,000 par, 7.500%, 01/23/98)     453,391    455,511  $ (1,178)  $  1,237

UNITED KINGDOM - POUND
(50,000 par, 7.750%, 01/23/98)       54,822     55,494    (1,104)    (4,003)
                                                        --------   --------
                                                        $ (2,282)  $ (2,766)
                                                        ========   ========


FORWARD CURRENCY CONTRACTS

A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forwards. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     The following forward currency contracts were outstanding as of December 31, 1997:

                                                                 UNREALIZED
                                                     CURRENT    APPRECIATION/
DESCRIPTION                                           VALUE     DEPRECIATION
--------------------------------------------------------------------------------
LONG CONTRACTS
Australian Dollar,
  130,000 expiring 02/17/98......................... $ 84,818       $ (6,813)
Canadian Dollar,
  335,000 expiring 01/09/98.........................  234,498         (9,850)
  110,000 expiring 03/27/98.........................   77,174           (400)
Deutsche Mark,
  735,640 expiring 01/09/98.........................  409,144         (3,904)
  120,000 expiring 01/09/98.........................   66,741         (1,573)
  128,640 expiring 01/16/98.........................   71,576         (3,424)
  92,660 expiring 01/16/98..........................   51,556         (2,602)
  383,522 expiring 01/16/98.........................  213,393        (10,065)
  175,000 expiring 02/04/98.........................   97,479         (4,271)
  1,070,000 expiring 03/13/98.......................  597,294        (11,353)
  373,227 expiring 03/13/98.........................  208,342         (2,670)

                               December 31, 1997

                                                                                  UNREALIZED
                                                                  CURRENT      APPRECIATION/
DESCRIPTION                                                        VALUE        DEPRECIATION
--------------------------------------------------------------------------------------------
LONG CONTRACTS (CONTINUED)
Danish Krone,
  1,535,000 expiring 01/09/98................................... $ 224,130       $ (1,938)

Spanish Peseta,
  2,641,912 expiring 02/12/98...................................    17,360           (840)
  279,528 expiring 02/12/98.....................................     1,837            (94)
  45,000,000 expiring 03/13/98..................................   295,941         (6,073)

French Franc,
  495,965 expiring 01/21/98.....................................    82,507         (3,993)
  146,785 expiring 01/21/98.....................................    24,419         (1,219)

Pound Sterling,
  310,000 expiring 03/13/98.....................................   507,372        (11,878)

Italian Lira,
  65,880,600 expiring 01/21/98..................................    37,235           (765)
  83,361,370 expiring 01/21/98..................................    47,114         (2,186)
  95,651,000 expiring 01/21/98..................................    54,060         (2,518)
  226,302,350 expiring 01/21/98.................................   127,902         (5,957)
  174,542,000 expiring 01/21/98.................................    98,648         (1,352)
  24,500,000 expiring 02/04/98..................................    13,846           (518)
  83,420,530 expiring 02/19/98..................................    47,141         (2,159)
  690,000,000 expiring 03/13/98.................................   389,917         (7,881)

Japanese Yen,
  62,000,000 expiring 01/09/98..................................   475,460        (39,919)
  18,000,000 expiring 01/09/98..................................   138,037         (5,139)
  112,740,000 expiring 01/26/98.................................   866,702        (65,805)
  3,498,390 expiring 01/29/98...................................    26,906            (94)
  3,890,810 expiring 02/26/98...................................    30,050           (950)

Netherlands Guilder,
  47,209 expiring 02/19/98......................................    23,355         (1,145)
  22,638 expiring 02/19/98......................................    11,199           (561)

Swedish Krona,
  2,800,000 expiring 03/13/98...................................   353,346         (8,416)
                                                                 ---------       --------
                                                                 6,006,499       (228,325)
                                                                 ---------       --------

SHORT CONTRACTS
Canadian Dollar,
  123,000 expiring 03/23/98.....................................    86,286           (380)
  176,111 expiring 03/23/98.....................................   123,544           (544)

Swiss Franc,
  300,000 expiring 03/13/98.....................................   207,049          3,963

                              December 31, 1997

                                                                            UNREALIZED
                                                               CURRENT   APPRECIATION/
DESCRIPTION                                                      VALUE    DEPRECIATION
--------------------------------------------------------------------------------------
SHORT CONTRACTS (CONTINUED)
Deutsche Mark,
  428,432 expiring 01/16/98.................................. $  238,381       $ 6,619
  176,390 expiring 01/16/98..................................     98,144         1,856
  138,242 expiring 03/16/98..................................     77,183         1,817

Spanish Peseta,
  2,921,440 expiring 02/12/98................................     19,197           803

French Franc,
  40,000 expiring 01/21/98...................................      6,654           119
  620,750 expiring 01/21/98..................................    100,271         3,404
  503,719 expiring 03/16/98..................................     84,058         1,942

Italian Lira,
  286,185,820 expiring 01/21/98..............................    161,747         5,721
  359,551,500 expiring 01/21/98..............................    203,212         6,788
  59,720,500 expiring 02/19/98...............................     33,748         1,252
  23,700,030 expiring 02/19/98...............................     13,393           616

Japanese Yen,
  122,740,000 expiring 01/26/98..............................    866,702       133,301
  13,212,100 expiring 01/29/98...............................    101,614         8,386
  6,643,725 expiring 01/29/98................................     51,097         3,903
  36,217,500 expiring 01/29/98...............................    278,547        21,453
  12,946,450 expiring 02/05/98...............................     99,674        10,326
  61,285,000 expiring 02/05/98...............................    471,831        43,169
  6,635,750 expiring 02/05/98................................     51,088         3,912
  33,727,200 expiring 02/26/98...............................    260,484        15,516
  5,651,550 expiring 02/26/98................................     43,648         1,305

Netherlands Guilder,
  69,847 expiring 02/19/98...................................     34,555         1,445

Swedish Krona,
  1,178,364 expiring 02/19/98................................    148,620         8,380
                                                              ----------      --------
                                                              $3,860,727       285,072
                                                              ----------      --------
                                                                              $ 56,747
                                                                              ========

                               December 31, 1997

FUTURES CONTRACTS

A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are periodically received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

     Transactions in futures contracts for the year ended December 31, 1997, were as follows:

                                                                      CONTRACTS
-------------------------------------------------------------------------------
Outstanding at December 31, 1996......................................        0
Futures Opened........................................................      104
Futures Closed........................................................      (86)
Futures Split (S&P 500 Index Futures 2-for-1).........................        1
                                                                        -------
Outstanding at December 31, 1997......................................       19
                                                                        =======

                               December 31, 1997

     The futures contracts outstanding as of December 31, 1997, and the description and unrealized appreciation/depreciation are as follows:

                                                                                UNREALIZED
                                                                             APPRECIATION/
                                                              CONTRACTS      DEPRECIATION
------------------------------------------------------------------------------------------
FSTE 100
  March 1998--Long Contracts
  (Current Notional Value of 129,575 GBP per contract).....      3          $ 12,094
S&P 500 Index Futures
  March 1998--Long Contracts
  (Current Notional Value of $244,775 per contract)........      2           (10,025)
TSE Topix
  March 1998--Short Contracts
  (Current Notional Value of 11,910,000 JPY per contract)..      8            37,531
OMX Stock Index
  January 1998--Short Contracts
  (Current Notional Value of 240,730 SEK per contract).....      5            (3,615)
TSE 35
  March 1998--Short Contract
  (Current Notional Value of 179,775 CAD per contract).....      1            (1,642)
                                                             -----          --------
                                                                19          $ 34,343
                                                             =====          ========

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% for Class A and 1.00% each for Class B and Class C shares are accrued daily. Included in these fees for the year ended December 31, 1997, are payments retained by VKAC of approximately $79,300.

                       Report of Independent Accountants

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL GLOBAL MANAGED ASSETS FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Global Managed Assets Fund (the "Fund") at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP



Chicago, Illinois
February 6, 1998

             Van Kampen American Capital Global Managed Assets Fund

Board of  Trustees
J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - CHAIRMAN

Officers

DENNIS J. MCDONNELL*
 President

RONALD A. NYBERG*
 Vice President and Secretary

Edward C. Wood, III*
 Vice President and Chief Financial Officer

Curtis W. Morell*
 Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
 Treasurer

TANYA M. LODEN*
 Controller

PETER W. HEGEL*
ALAN T. SACHTLEBEN*
PAUL R. WOLKENBERG*
 Vice Presidents

Investment Adviser

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Investment Subadviser

MORGAN STANLEY ASSET MANAGEMENT, INC.
1585 Broadway
New York, New York 10036

Distributor

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants

PRICE WATERHOUSE LLP
200 E. Randolph Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen American Capital Distributors, Inc., 1998 All rights reserved.

(SM) denotes a service mark of
     Van Kampen American Capital Distributors, Inc.

            -------------------------------------------------------
                           TAX NOTICE TO CORPORATE
                                 SHAREHOLDERS
                 For 1997, 7.01% of the dividends taxable as
                ordinary income qualified for the 70% dividends
                     received deduction for corporations.
            -------------------------------------------------------

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1998 the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                                                                ----------------
Van Kampen American Capital Distributors, Inc.                     Bulk Rate
One Parkview Plaza                                                U.S. Postage
Oakbrook Terrace, Illinois 60181                                      PAID
                                                                   VAN KAMPEN
                                                                AMERICAN CAPITAL
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